UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2003

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds
BALANCED FUND Annual Report August 31, 2003
Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

Goldman Sachs Balanced Fund
NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS BALANCED FUND
What Differentiates Goldman Sachs Balanced Fund Investment Process?
The Balanced Fund is a diversified investment portfolio that utilizes an asset allocation process of strategically selecting different asset classes — such as stocks, bonds and cash. The Fund then adjusts its holdings over time.
Goldman Sachs’ exclusive approach to asset allocation combines our global presence, extensive market knowledge and risk management expertise.
GOLDMAN SACHS BALANCED FUND INVESTMENT PROCESS
Growth Equity Value Equity Fixed Income
Equity Fixed Income
Quarterly Re-balancing
Goldman Sachs Balanced Fund
1 DIVERSIFIED ASSET ALLOCATION IN ONE FUND
The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds.
2 THE ADVANTAGE OF GROWTH AND VALUE INVESTING
When selecting stocks for the Fund’s equity portion, we employ two distinct, complementary strategies — value and growth.
This approach provides diversified equity participation — and limits potential performance swings that can result from styles moving in and out of favor in different market environments.
3 RESEARCH — INTENSIVE APPROACH
In equity investing, we take an intensive, hands-on approach to research, including meeting with company management to gain an in-depth understanding of their long-term business objectives.We also meet with a company’s customers, competitors and suppliers so that we have insight into industry-wide trends.
In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance.We emphasize fundamental credit expertise. Our team scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify,monitor and measure a fund’s risk profile.
4 BENEFIT FROM A COMPREHENSIVE, MULTI-TEAM APPROACH
The Fund’s portfolio comprises the best ideas of four experienced Goldman Sachs investment teams:
Goldman Sachs Value Team:A group of investment professionals with over 100 years combined investment experience, focused on quality equity investments selling at compelling valuations
Goldman Sachs Growth Team:A group of investment professionals with over 220 years combined investment experience, focused on the long-term ownership of growing equity investments
Goldman Sachs Global Fixed Income Team: Broad,deep capabilities across global fixed income markets, with a total return investment philosophy
Quantitative Research Team: Actively manages the stock vs. bond allocation, reallocating on a quarterly basis to provide an additional level of active management.

GOLDMAN SACHS BALANCED FUND
Portfolio Results
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Balanced Fund during the one-year reporting period that ended August 31, 2003.
Performance Review
Over the one-year period that ended August 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns of 8.54%, 7.73%, 7.72%, 8.95%, and 8.53%, respectively. These returns compare to the 12.07% and 4.36% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index (with dividends reinvested), respectively.
Asset Allocation
Equities — As of August 31, 2003, the Fund was 58.7% invested in growth and value equities. This compared to a 45.9% allocation on August 31, 2002. Market appreciation, in addition to adding to those positions where we had the most confidence, led to the increase in the Balanced Fund’s allocation to equities during the period.
As bottom-up stock pickers, both the Growth and Value equity teams focus on the real worth of the business, and to the extent that they find several businesses in related industries that have long-term appreciation potential, the Fund may develop an overweight in a particular sector. With this in mind, as of August 31, 2003, the Growth portfolio of the Fund had overweight positions in the Media and Technology sectors and underweight positions in the Cyclical and Utilities sectors. As of August 31, 2003, the Value portfolio of the Fund had overweight positions in the Financial and Energy sectors and underweight positions in the Technology and Health Care sectors.
Fixed Income — As of August 31, 2003, the Fund was 41.39% invested in fixed income securities, compared to 47.5% on August 31, 2002.
Over the period, the portfolio was generally underweight Treasuries, agency securities, and asset-backed securities, and overweight mortgage-backed securities and corporates. At the end of 2002, the portfolio was overweight in corporates relative to the benchmark. Although we reduced the Fund’s allocation to corporates at the beginning of 2003, we continued to hold an overweight via lower quality, higher volatility securities. Starting in mid-November 2002, the Fund instituted a municipal trade due to compelling valuations in the municipals market. In the emerging market debt sector, the Fund held tactical allocations to countries such as Mexico, the Dominican Republic and Russia.
Portfolio Highlights
While the Value portion of the Fund performed well in absolute terms, it lagged its benchmark, the S&P 500 Index. The Value Team’s emphasis on quality will typically cause its portion of the Fund to underperform during periods when investors are willing to assume greater risk and pursue more speculative and lower quality stocks. This reporting period can be characterized

GOLDMAN SACHS BALANCED FUND
as such an environment. The Value portion’s relative underperformance was broad based across the majority of sectors, an indication that the Team’s relative performance was due to its quality emphasis being out of favor in the market rather than an issue with stock selection. No individual holdings were responsible for the Value portion’s underperformance. Rather, most of the stocks in the portfolio had positive absolute performance, but lagged relative to the benchmark.
The Growth portion of the Fund rose on an absolute basis, but underperformed its benchmark on a relative basis. In particular, the Growth Team’s holdings in the Finance and Technology sectors lagged those stocks contained in the S&P 500 Index. The Growth Team’s disciplined investment philosophy is to purchase high quality growth companies with a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects, excellent manage- ment, and strong financials. However, investors favored riskier, more speculative stocks during the reporting period.
Despite the Fund’s relative underperformance during the reporting period, there were a number of holdings that enhanced the Fund’s results.
VALUE EQUITY
Citigroup, Inc. and Bank of America Corp. — Both of these leading financial institutions enhanced Fund results during the reporting period. Citigroup and Bank of America benefited from the strong capital markets and their solid consumer businesses.
The Home Depot, Inc. — Home Depot enjoyed improving sales growth during the reporting period. In addition, the company benefited from its successful implementation of internal changes that have allowed it to improve margins and profitability.
Countrywide Financial Corp. — While Countrywide Financial experienced some declines in servicing revenues, it rode the wave of mortgage refinancing and experienced record quarters in mortgage originations.
GROWTH EQUITY
Cendant Corp. — Cendant is a consumer and business services company primarily operating in two broad segments: travel services and real estate services. Travel and lodging related companies rebounded in recent months as geopolitical tensions and the fear of SARS eased. In the second quarter 2003, travel volumes reached pre-war levels and Cendant Corp. rallied with the travel industry as a whole. Cendant owns dominant franchises within its business segments and virtually all of its businesses are the number one or number two players in their respective industries.

GOLDMAN SACHS BALANCED FUND
Viacom, Inc. — Viacom benefited from strong advertising sales for its various networks. In our team’s frequent conversations with media buyers, we are constantly reminded that Viacom’s networks garner the most interest. In addition, company President Mel Karmazin recently agreed to stay with Viacom for the next three years, allaying fears he may depart that have weighed on the stock price.
EchoStar Communications Corp. — EchoStar is the second largest Satellite TV operator in the U.S. and is the fastest growing multi-channel video distributor. Although the attempt by EchoStar to merge with DirecTV was unsuccessful, the market was encouraged by EchoStar’s immediate attention to the costs of the failed merger. It is apparent that the company is quickly addressing the financial consequences and is expected to focus more on growing its subscriber base going forward. In general, we believe EchoStar is an attractive growth investment due to its excellent management, subscriber growth, recurring revenue stream business model, and competitive positioning.
FIXED INCOME
Over the reporting period, the fixed income portion of the Fund outperformed the Lehman Brothers Aggregate Bond Index. During this period, the yield curve steepened as short-end rates fell and yields in the remainder of the curve rose. The Federal Reserve Board (the “Fed”) cut rates twice, dropping the fed funds target rate to 1.00%. While geopolitical headlines and a weakening economic outlook dominated the majority of the period, rates sold off significantly at the end of the period on signs of an accelerating economy. The corporate market was the strongest performer over the period, led by higher volatility sectors such as telecom and BBB rated securities. Strong equity performance, lower volatility, and continued deleveraging efforts all supported narrower credit spreads. The mortgage market experienced significant volatility as prepayment spreads increased to historical highs. The Fund’s security selection of both investment grade corporates and high yield bonds were the main contributors to returns over the period. Security selection within mortgage-backed securities and emerging market debt also enhanced results.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Value Investment Team, Goldman Sachs Growth Equity Investment Team Goldman Sachs Fixed Income Investment Team
New York, September 15, 2003

GOLDMAN SACHS BALANCED FUND
Fund Basics as of August 31, 2003
Assets Under Management $166.2 Million
Number of Holdings 337
N A S D A Q S Y M B O L S
Class AShares GSBFX
Class BShares GSBBX
Class CShares GSBCX
Institutional Shares GSBIX
ServiceShares GSBSX
PERFORMANCE REVIEW
Fund Total Return S&P 500 Lehman Brothers September 1, 2002–August 31, 2003 (based on NAV)1 Index2 Aggregate Bond Index2 Class A 8.54% 12.07% 4.36% Class B 7.73 12.07 4.36 Class C 7.72 12.07 4.36 Institutional 8.95 12.07 4.36 Service 8.53 12.07 4.36
1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
2 The S&P 500 Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Indexes do not reflect any deduction for fees, expenses or taxes.
STANDARDIZED TOTAL RETURNS3
For the period ended 6/30/03 Class A Class B Class C Institutional Service One Year -1.20% -1.34% 2.79% 4.97% 4.56% Five Years -1.15 -1.18 -0.76 0.39 -0.16 Since Inception 6.77 4.31 0.39 1.54 7.364 (10/12/94) (5/1/96) (8/15/97) (8/15/97) (10/12/94)
TOP 10 EQUITY HOLDINGS AS OF 8/31/035
Holding % of Net Assets Line of Business Citigroup, Inc. 1.9% Banks Exxon Mobil Corp. 1.8 Energy Resources Microsoft Corp. 1.4 Computer Software Bank of America Corp. 1.3 Banks Pfizer, Inc. 1.3 Drugs Wal-Mart Stores, Inc. 1.2 Specialty Retail Intel Corp. 0.9 Semiconductors ChevronTexaco Corp. 0.9 Energy Resources Freddie Mac 0.9 Financial Services The Procter & Gamble Co. 0.9 Home Products
3 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
4 Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of the Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
5 The top 10 equity holdings may not be representative of the Fund’s future investments.

 GOLDMAN SACHS BALANCED FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on October 12, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), and the Lehman Brothers Aggregate Bond Index (“LBAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry/ country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Balanced Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested October 12, 1994 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	Five Years	One Year

Class A (commenced October 12, 1994)
Excluding sales charges	7.38%	2.48%	8.54%
Including sales charges	6.70%	1.33%	2.55%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	4.28%	1.72%	7.73%
Including contingent deferred sales charges	4.28%	1.31%	2.63%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	0.46%	1.73%	7.72%
Including contingent deferred sales charges	0.46%	1.73%	6.70%

Institutional Class (commenced August 15, 1997)	1.60%	2.92%	8.95%

Service Class (commenced August 15, 1997)	1.06%	2.36%	8.53%

GOLDMAN SACHS BALANCED FUND

Statement of Investments
August 31, 2003

Shares	Description	Value
Common Stocks – 53.5%

Alcohol – 0.1%
4,405	Anheuser-Busch Companies, Inc.	$227,034

Apartment – 0.2%
7,070	Avalonbay Communities, Inc.	328,048

Banks – 6.2%
28,250	Bank of America Corp.	2,238,812
7,468	Charter One Financial, Inc.	231,508
74,238	Citigroup, Inc.	3,218,217
30,000	KeyCorp	816,900
2,503	M&T Bank Corp.	210,853
11,100	National City Corp.	351,648
5,800	North Fork Bancorporation, Inc.	195,866
5,500	State Street Corp.	241,725
3,600	The Bank of New York Co., Inc.	105,912
40,863	U.S. Bancorp	976,626
12,325	Wachovia Corp.	519,499
24,798	Wells Fargo & Co.	1,243,372

		10,350,938

Biotechnology – 0.3%
7,800	Amgen, Inc.*	514,020

Brokers – 0.7%
3,400	Lehman Brothers Holdings, Inc.	223,482
8,735	Merrill Lynch & Co., Inc.	469,768
8,900	Morgan Stanley	434,231

		1,127,481

Chemicals – 1.3%
4,000	3M Co.	569,880
13,777	E.I. du Pont de Nemours & Co.	616,383
14,000	Praxair, Inc.	893,480

		2,079,743

Computer Hardware – 2.5%
9,900	CDW Corp.	510,939
58,000	Cisco Systems, Inc.*	1,110,700
28,600	Dell, Inc.*	933,218
51,200	EMC Corp.*	652,800
31,000	Hewlett-Packard Co.	617,520
5,400	Lexmark International, Inc.*	362,016

		4,187,193

Computer Software – 2.8%
12,200	International Business Machines Corp.	1,000,522
7,700	Intuit, Inc.*	348,964
87,000	Microsoft Corp.	2,307,240
38,300	Oracle Corp.*	489,474
19,500	Sabre Holdings Corp.	441,090

		4,587,290

Defense/ Aerospace – 0.6%
2,000	Lockheed Martin Corp.	102,460
1,700	Raytheon Co.	54,502
9,711	United Technologies Corp.	779,308

		936,270

Diversified Energy – 0.2%
33,700	The Williams Cos., Inc.	307,681

Drugs – 3.7%
25,000	Bristol-Myers Squibb Co.	634,250
12,100	Eli Lilly & Co.	805,013
18,200	Johnson & Johnson	902,356
7,500	Merck & Co., Inc.	377,400
72,946	Pfizer, Inc.	2,182,544
10,900	Schering-Plough Corp.	165,571
25,200	Wyeth	1,079,820

		6,146,954

Electrical Equipment – 0.2%
6,800	Dover Corp.	258,536

Electrical Utilities – 1.9%
5,300	Dominion Resources, Inc.	321,074
29,200	Energy East Corp.	630,428
10,715	Entergy Corp.	562,002
11,064	Exelon Corp.	651,669
12,030	FirstEnergy Corp.	351,998
5,350	FPL Group, Inc.	330,951
9,375	PPL Corp.	371,906

		3,220,028

Energy Resources – 4.4%
2,300	Anadarko Petroleum Corp.	100,050
1,575	Apache Corp.	108,643
8,400	Burlington Resources, Inc.	406,728
20,171	ChevronTexaco Corp.	1,469,861
24,501	ConocoPhillips	1,368,136
80,067	Exxon Mobil Corp.	3,018,526
26,100	Occidental Petroleum Corp.	896,013

		7,367,957

Environmental Services – 0.2%
12,227	Waste Management, Inc.	325,361

Financial Services – 2.7%
9,298	Countrywide Financial Corp.	630,869
18,800	Fannie Mae	1,218,052
26,906	Freddie Mac	1,430,054
27,100	MBNA Corp.	632,514
12,820	SLM Corp.	515,108

		4,426,597

Food & Beverage – 1.6%
13,817	H.J. Heinz Co.	447,118
11,700	Kraft Foods, Inc.	347,490
21,670	PepsiCo, Inc.	965,182
9,900	The Coca-Cola Co.	430,848
7,400	Wm. Wrigley Jr. Co.	392,570

		2,583,208

Forest – 0.6%
9,867	Bowater, Inc.	427,340

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Investments (continued)
August 31, 2003

Shares	Description	Value
Common Stocks – (continued)

Forest – (continued)
8,000	International Paper Co.	$324,400
3,900	Weyerhaeuser Co.	232,050

		983,790

Heavy Electrical – 0.2%
5,800	Emerson Electric Co.	323,408

Heavy Machinery – 0.3%
9,234	Deere & Co.	521,813

Home Products – 2.2%
14,900	Avon Products, Inc.	955,090
9,900	Colgate-Palmolive Co.	547,272
7,200	Energizer Holdings, Inc.*	264,816
6,700	The Clorox Co.	287,095
7,900	The Gillette Co.	256,434
16,254	The Procter & Gamble Co.	1,418,812

		3,729,519

Hotels – 1.0%
46,100	Cendant Corp.*	828,878
11,700	Marriott International, Inc.	477,711
8,200	Starwood Hotels & Resorts Worldwide, Inc. Class B	277,406

		1,583,995

Industrial Parts – 1.6%
4,075	American Standard Companies, Inc.*	326,774
7,200	Eaton Corp.	674,208
45,300	General Electric Co.	1,339,521
5,175	Illinois Tool Works, Inc.	374,101

		2,714,604

Information Services – 0.7%
14,900	Accenture Ltd.*	315,284
16,700	First Data Corp.	641,280
1,700	Moody’s Corp.	88,162
3,300	Paychex, Inc.	118,800

		1,163,526

Leisure & Entertainment – 0.1%
2,400	Harrah’s Entertainment, Inc.	99,408
8,800	Metro-Goldwyn-Mayer, Inc.*	127,424

		226,832

Life Insurance – 0.5%
13,138	John Hancock Financial Services, Inc.	401,103
14,000	MetLife, Inc.	397,880

		798,983

Media – 4.6%
84,250	AOL Time Warner, Inc.*	1,378,330
11,474	Cablevision Systems New York Group*	231,201
18,726	Clear Channel Communications, Inc.	844,917
14,275	Cox Communications, Inc.*	467,078
13,000	EchoStar Communications Corp.*	479,700
14,071	Fox Entertainment Group, Inc.*	444,362
26,700	General Motors Corp. Class H*	398,898
21,600	Lamar Advertising Co.*	721,656
30,360	Liberty Media Corp. Series A*	367,356
21,800	Univision Communications, Inc.*	817,282
4,850	Valassis Communications, Inc.*	142,493
29,993	Viacom, Inc. Class B	1,349,685

		7,642,958

Medical Products – 0.4%
13,300	Baxter International, Inc.	373,730
5,425	Becton, Dickinson & Co.	198,230

		571,960

Medical Providers – 0.1%
13,600	Tenet Healthcare Corp.*	218,280

Mining – 0.2%
8,699	Alcoa, Inc.	248,443

Office Industrial – 0.5%
15,800	Duke Realty Corp.	437,186
12,800	Liberty Property Trust	445,824

		883,010

Oil Services – 0.2%
5,700	BJ Services Co.*	213,009
2,500	Schlumberger Ltd.	123,775

		336,784

Other REIT – 0.6%
17,000	iStar Financial, Inc.	623,220
8,300	Plum Creek Timber Co., Inc.	217,045
4,900	Public Storage, Inc.	180,761

		1,021,026

Pharmaceutical – 0.0%
1	Medco Health Solutions, Inc.	13

Processors – 0.1%
7,400	CheckFree Corp.*	170,052

Property Insurance – 2.6%
6,700	AMBAC Financial Group, Inc.	434,964
22,022	American International Group, Inc.	1,311,851
13,100	PartnerRe Ltd.	654,476
18,478	RenaissanceRe Holdings Ltd. Series B	772,380
6,100	The Allstate Corp.	218,075
13,600	Willis Group Holdings Ltd.	394,264
7,982	XL Capital Ltd.	604,636

		4,390,646

Publishing – 0.6%
4,812	Dow Jones & Co., Inc.	204,366
2,700	Gannett Co., Inc.	211,734
3,500	The McGraw-Hill Companies, Inc.	213,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Common Stocks – (continued)

Publishing – (continued)
3,800	The New York Times Co.	$168,682
3,600	Tribune Co.	166,500

		964,782

Railroads – 0.2%
7,196	Canadian National Railway Co.	386,641

Retail – 0.2%
5,900	Simon Property Group, Inc.	251,989

Retail/Apparel – 0.7%
13,900	Limited Brands	235,744
16,800	The Home Depot, Inc.	540,288
15,915	The May Department Stores Co.	438,936

		1,214,968

Securities/ Asset Management – 0.6%
16,900	Alliance Capital Management Holding LP	598,260
30,290	The Charles Schwab Corp.	328,949

		927,209

Semiconductors – 1.4%
51,900	Intel Corp.	1,485,378
29,500	Texas Instruments, Inc.	703,575
6,200	Xilinx, Inc.*	191,208

		2,380,161

Specialty Retail – 1.6%
6,400	Dollar Tree Stores, Inc.*	251,072
7,900	Family Dollar Stores, Inc.	316,948
4,000	Lowe’s Companies, Inc.	219,440
32,300	Wal-Mart Stores, Inc.	1,911,191

		2,698,651

Telecommunications Equipment – 0.3%
12,400	QUALCOMM, Inc.	511,872

Telephone – 1.4%
30,900	BellSouth Corp.	778,680
6,700	CenturyTel, Inc.	232,892
43,771	SBC Communications, Inc.	984,410
8,690	Verizon Communications, Inc.	306,931

		2,302,913

Thrifts – 0.1%
2,200	Golden West Financial Corp.	189,794

Tobacco – 0.2%
11,600	UST, Inc.	387,440

Wireless – 0.1%
19,700	Crown Castle International Corp.*	211,775

TOTAL COMMON STOCKS
(Cost $76,004,656)		$88,932,176

Exchange Traded Fund – 1.0%

17,200	SPDR Trust Series 1	1,744,768

TOTAL EXCHANGE TRADED FUND
(Cost $1,486,478)		$1,744,768

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – 0.5%

Home Equity – 0.1%
AQ Finance NIM Trust Series 2002-1†
$40,216	9.50%	06/25/2032	$40,215
Chase Funding Net Interest Margin Note Series 2003-4A†
140,933	6.75	09/27/2036	140,792
Option One Mortgage Securities Corp. Series 2002-2A†
64,780	8.83	06/26/2032	64,779

			245,786

Manufactured Housing – 0.3%
Mid-State Trust Series 4, Class A
458,393	8.33	04/01/2030	499,208

Other – 0.1%
Chase Funding Net Interest Margin Note Series 2003-3A†
82,646	6.88	06/27/2036	82,564

TOTAL ASSET-BACKED SECURITIES
(Cost $869,508)			$827,558

Corporate Bonds – 8.9%

Aerospace/ Defense – 0.1%
Alliant Techsystems, Inc.
$125,000	8.50%	05/15/2011	$134,687

Airlines – 0.3%
Continental Airlines, Inc.
201,288	6.54	09/15/2009	170,089
Northwest Airlines, Inc.
174,807	7.67	01/02/2015	140,416
Northwest Airlines, Inc., Class C
170,066	8.97	01/02/2015	92,555
Northwest Airlines, Inc. – Trust Series A
32,025	8.26	03/10/2006	25,660

			428,720

Automotive – 0.3%
Federal-Mogul Corp.æ
250,000	7.50	01/15/2009	33,750
Ford Motor Co.
300,000	6.63	10/01/2028	243,691
25,000	6.38	02/01/2029	19,682
General Motors Corp.
260,000	8.38	07/15/2033	258,232

			555,355

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Investments (continued)
August 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Banks – 1.1%
CS First Boston USA, Inc.
$100,000	6.13%	11/15/2011	$105,194
100,000	6.50	01/15/2012	107,646
GreenPoint Financial Corp.†
125,000	3.20	06/06/2008	117,994
HSBC Capital Funding LP†
325,000	4.61	12/29/2049	299,813
Popular North America, Inc. Series E
150,000	6.13	10/15/2006	162,124
Scotland International Finance†
150,000	4.25	05/23/2013	138,965
Sovereign Bank
90,000	5.13	03/15/2013	86,334
Standard Chartered Bank†
200,000	8.00	05/30/2031	233,650
UFJ Finance Aruba AEC
100,000	6.75	07/15/2013	98,982
Washington Mutual, Inc.
350,000	8.25	04/01/2010	409,832
Wilmington Trust Corp.†
100,000	4.88	04/15/2013	94,275

			1,854,809

Brokerage – 0.3%
Lehman Brothers Holdings, Inc.
50,000	7.88	08/15/2010	58,826
Morgan Stanley
200,000	6.60	04/01/2012	217,681
150,000	5.30	03/01/2013	148,309

			424,816

Captive-Automotive – 0.1%
Ford Motor Credit Co.
185,000	7.25	10/25/2011	187,770

Chemicals – 0.1%
Lyondell Chemical Co. Series B
250,000	9.88	05/01/2007	246,250

Conglomerates – 0.0%
Bombardier Capital, Inc. Series A†
75,000	6.13	06/29/2006	79,875

Consumer Cyclicals – 0.0%
Cendant Corp.
50,000	7.38	01/15/2013	54,931

Diversified Manufacturing – 0.5%
Tyco International Group SA
400,000	6.38	06/15/2005	414,500
200,000	6.38	02/15/2006	207,000
200,000	6.75	02/15/2011	203,000

			824,500

Electric – 0.6%
Calenergy, Inc.
50,000	7.23	09/15/2005	54,298
80,000	7.63	10/15/2007	90,052
CenterPoint Energy Resources Corp.†
175,000	7.88	04/01/2013	187,938
CenterPoint Energy, Inc.†
95,000	5.88	06/01/2008	91,886
FirstEnergy Corp. Series B
30,000	6.45	11/15/2011	29,374
FirstEnergy Corp. Series C
200,000	7.38	11/15/2031	189,093
MidAmerican Funding LLC
50,000	6.75	03/01/2011	54,106
NiSource Finance Corp.
50,000	6.15	03/01/2013	50,879
50,000	5.40	07/15/2014	47,805
Public Service Co. of Colorado
100,000	7.88	10/01/2012	117,157
TECO Energy, Inc.
50,000	10.50	12/01/2007	55,313
TXU Energy Co.†
30,000	7.00	03/15/2013	30,724

			998,625

Energy – 0.0%
Pride International, Inc.
67,000	9.38	05/01/2007	69,010

Environmental – 0.3%
Allied Waste North America, Inc. Series B
250,000	7.63	01/01/2006	258,125
Waste Management, Inc.
275,000	7.38	08/01/2010	308,092

			566,217

Financial-Other – 0.3%
Anthem Insurance Companies, Inc.†
50,000	9.13	04/01/2010	59,922
Astoria Financial Corp.
150,000	5.75	10/15/2012	150,796
Prudential Funding LLC†
200,000	6.60	05/15/2008	221,216

			431,934

Food & Beverage – 0.2%
Kraft Foods, Inc.
50,000	4.63	11/01/2006	51,482
50,000	5.63	11/01/2011	50,228
Nabisco, Inc.
100,000	7.05	07/15/2007	110,307
Tyson Foods, Inc.
125,000	8.25	10/01/2011	140,636

			352,653

Gaming – 0.1%
Park Place Entertainment Corp.
125,000	8.88	09/15/2008	137,500
50,000	7.50	09/01/2009	53,250

			190,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Health Care – 0.3%
HCA, Inc.
$100,000	6.95%	05/01/2012	$101,087
100,000	6.30	10/01/2012	96,911
200,000	6.75	07/15/2013	199,137
Healthsouth Corp.
125,000	7.63	06/01/2012	102,500

			499,635

Insurance – 0.1%
Zurich Capital Trust I†
115,000	8.38	06/01/2037	123,160

Life Insurance – 0.1%
Aegon NV
150,000	4.75	06/01/2013	141,326

Media-Cable – 0.7%
Adelphia Communications Corp.æ
125,000	9.38	11/15/2009	85,000
AT&T Broadband Corp.
150,000	8.38	03/15/2013	178,066
Charter Communications Holdings LLC
250,000	8.25	04/01/2007	203,750
Comcast Cable Communications
150,000	6.38	01/30/2006	161,062
Lenfest Communications, Inc.
100,000	8.38	11/01/2005	111,002
Time Warner Entertainment Co. LP
100,000	8.38	03/15/2023	117,910
190,000	8.38	07/15/2033	228,985

			1,085,775

Media-Non Cable – 0.4%
Clear Channel Communications, Inc.
375,000	8.00	11/01/2008	425,625
PanAmSat Corp.
170,000	6.13	01/15/2005	172,550

			598,175

Metals – 0.0%
Falconbridge Ltd.
50,000	5.38	06/01/2015	45,987

Noncaptive-Consumer – 0.2%
Countrywide Home Loans, Inc. Series K
300,000	5.50	02/01/2007	317,273
Household Finance Corp.
45,000	5.75	01/30/2007	48,170

			365,443

Noncaptive-Diversified – 0.1%
PHH Corp.
100,000	7.13	03/01/2013	106,384

Paper – 0.2%
Riverwood International Corp.
250,000	10.63	08/01/2007	260,000

Pipelines – 0.1%
Kern River Funding Corp.†
99,186	4.89	04/30/2018	95,778

Property/ Casualty Insurance – 0.2%
ACE INA Holdings, Inc.
150,000	8.30	08/15/2006	169,039
CNA Financial Corp.
35,000	6.50	04/15/2005	35,870
45,000	6.75	11/15/2006	46,263
QBE Insurance Group Ltd.#†
100,000	5.65	07/01/2023	92,133
Safeco Corp.
75,000	4.88	02/01/2010	74,473

			417,778

REITs – 0.1%
Liberty Property LP
205,000	7.10	08/15/2004	213,967

Tobacco – 0.3%
Philip Morris Companies, Inc.
25,000	7.00	07/15/2005	25,500
200,000	6.38	02/01/2006	202,000
100,000	7.65	07/01/2008	103,000
UST, Inc.
150,000	6.63	07/15/2012	160,043

			490,543

Wireless Telecommunications – 0.5%
AT&T Wireless Services, Inc.
125,000	8.75	03/01/2031	147,801
Nextel Communications, Inc.
250,000	9.38	11/15/2009	268,750
Triton PCS, Inc.
125,000	8.75	11/15/2011	125,625
Verizon New York, Inc. Series A
200,000	6.88	04/01/2012	220,708

			762,884

Wirelines Telecommunications – 1.3%
British Telecommunications PLC
375,000	8.88	12/15/2030	471,167
Citizens Communications Co.
75,000	9.00	08/15/2031	93,611
Deutsche Telekom International Finance BV
500,000	8.75	06/15/2030	604,043
France Telecom SA#
150,000	9.25	03/01/2011	179,529
Koninklijke (Royal) KPN NV
125,000	8.38	10/01/2030	152,899
Qwest Capital Funding, Inc.
150,000	5.88	08/03/2004	145,875
Qwest Corp.
50,000	8.88†	03/15/2012	53,000

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Investments (continued)
August 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Wirelines Telecommunications – (continued)
$20,000	6.88%	09/15/2033	$16,600
Sprint Capital Corp.
50,000	6.13	11/15/2008	52,105
200,000	7.63	01/30/2011	218,286
25,000	8.38	03/15/2012	28,431
25,000	6.88	11/15/2028	23,384
Verizon Global Funding Corp.
100,000	7.25	12/01/2010	113,183

			2,152,113

TOTAL CORPORATE BONDS
(Cost $14,812,831)			$14,759,850

Emerging Market Debt – 0.7%

Central Bank of Dominican Republic
$200,000	9.50%	09/27/2006	$203,000
120,000	9.04 †	01/23/2013	113,400
Federal Republic of Brazil
120,000	12.00	04/15/2010	125,400
Mexican United States
200,000	11.38	09/15/2016	274,000
60,000	8.13	12/30/2019	64,500
Ministry Finance of Russia
200,000	3.00	05/14/2008	175,000
PDVSA Finance Ltd.
65,000	6.45	02/15/2004	64,431
State of Qatar
60,000	9.75	06/15/2030	79,500

TOTAL EMERGING MARKET DEBT
(Cost $1,087,470)			$1,099,231

Foreign Debt Obligations – 0.1%

Fort James Corp.
EUR 200,000	4.75%	06/29/2004	216,154

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $170,838)			$216,154

Mortgage Backed Obligations – 24.2%

Federal Home Loan Mortgage Corp. (FHLMC) – 3.5%
$972,683	5.00%	04/01/2013	$980,269
432,025	8.00	07/01/2015	460,769
133,713	7.00	12/01/2015	141,675
438,591	6.50	07/01/2016	459,480
615,051	6.00	11/01/2022	627,473
310,011	7.50	02/01/2027	329,711
588,870	7.50	03/01/2027	626,290
771,722	7.00	06/01/2032	810,428
1,316,660	7.00	07/01/2032	1,382,698

			5,818,793

Federal National Mortgage Association (FNMA) – 12.9%
344,332	7.00	01/01/2016	365,432
55,409	7.00	02/01/2016	58,805
41,135	6.50	09/01/2025	42,524
40,979	6.50	10/01/2025	42,362
70,626	6.50	11/01/2025	73,010
451,278	7.00	11/01/2030	477,650
912,642	7.50	03/01/2031	976,236
809,353	6.50	04/01/2032	842,379
713,691	7.00	07/01/2032	750,135
1,000,000	3.50	TBA – 15 YR α	915,000
6,000,000	4.50	TBA – 15 YR α	5,870,628
11,000,000	5.00	TBA – 15 YR α	10,992,818

			21,406,979

Government National Mortgage Association (GNMA) – 1.9%
721,273	6.50	03/20/2028	747,518
278,827	6.50	12/20/2031	288,717
2,000,199	6.50	09/20/2032	2,071,095

			3,107,330

Collateralized Mortgage Obligations (CMOs) – 5.9%
Interest Only – 0.1%
Countrywide Home Loans Series 2003-42, Class 2X1
3,500,000	0.39	10/25/2033	24,570
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
881,565	0.78	07/25/2033	13,322
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
900,000	0.60	08/25/2033	12,336
GNMA Series 2002-79, Class IP
803,287	6.00	06/20/2028	18,452
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX
498,009	0.68	08/25/2033	7,296
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX
300,000	1.16	07/25/2033	7,659
Washington Mutual Series 2003-AR7, Class X
2,291,252	1.01	06/25/2008	24,768

			108,403

Inverse Floaters# – 0.9%
FNMA Series 1993-248, Class SA
634,882	5.11	08/25/2023	606,661
GNMA Series 2001-48, Class SA
103,394	22.88	10/16/2031	120,900
GNMA Series 2001-51, Class SA
165,932	27.69	10/16/2031	207,750
GNMA Series 2001-51, Class SB
208,228	22.88	10/16/2031	257,664
GNMA Series 2001-59, Class SA
158,971	22.72	11/16/2024	188,439
GNMA Series 2001-62, Class SB
112,106	22.39	11/16/2027	129,660

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage Backed Obligations – (continued)

Inverse Floaters# – (continued)
GNMA Series 2002-13, Class SB
$72,869	32.39%	02/16/2032	$89,795

			1,600,869

Non-Agency CMOs – 1.4%
Asset Securitization Corp. Series 1997-D4, Class A 1D
450,000	7.49	04/14/2029	505,944
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
1,000,000	6.55	01/17/2035	1,098,026
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
600,000	7.20	10/15/2032	680,750

			2,284,720

Planned Amortization Class (PAC) CMOs – 2.9%
FHLMC Series 2298, Class PD
1,000,000	6.50	03/15/2030	1,027,590
FNMA Series 1994-75, Class J
1,000,000	7.00	10/25/2023	1,061,493
FNMA Series 2001-70, Class LN
700,000	6.25	06/25/2030	720,529
FNMA Series 2002-57, Class PD
1,000,000	5.50	04/25/2015	1,043,520
GNMA Series 2001-60, Class PK
645,965	6.00	09/20/2028	661,243
GNMA Series 2002-1, Class PB
332,665	6.00	02/20/2029	340,253

			4,854,628

Sequential Fixed Rate CMOs – 0.6%
CS First Boston Mortgage Securities Corp. Series 2003-1, Class 3A1
382,492	6.00	01/25/2033	387,333
First Nationwide Trust Series 1999-5, Class 1PA1
356,278	7.00	01/19/2030	369,488
Master Asset Securitization Trust Series 2002-8, Class 2A1
213,716	6.00	12/25/2032	219,145

			975,966

TOTAL CMOS
(Cost $9,547,293)			$9,824,586

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $39,719,652)			$40,157,688

Agency Debentures – 0.6%

Federal Home Loan Mortgage Corp.
$1,000,000	4.50%	07/23/2007	$1,016,380

TOTAL AGENCY DEBENTURES
(Cost $1,035,060)			$1,016,380

		Maturity
Units

		Date	Value
Warrants – 0.0%

Hayes Lemmerz International, Inc.
280		06/03/2006	$14

TOTAL WARRANTS
(Cost $625)			$14

U.S. Treasury Obligations – 3.5%

U.S. Treasury Interest-Only Stripped Securities°
100,000	0.00%	02/15/2014	59,765
1,500,000	0.00	08/15/2014	866,880
U.S. Treasury Principal-Only Stripped Securities°
4,400,000	0.00	05/15/2017•	2,119,797
2,600,000	0.00	11/15/2022	876,174
800,000	0.00	11/15/2024	240,144
2,400,000	0.00	11/15/2026	645,480
U.S. Treasury Bonds
300,000	7.50	11/15/2016	374,211
300,000	8.88	08/15/2017	417,027
200,000	6.88	08/15/2025	239,128

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,912,200)			$5,838,606

Repurchase Agreement – 9.7%

Joint Repurchase Agreement Account II^
$16,100,000	1.07%	09/02/2003	$16,100,000
Maturity Value: $16,101,914

TOTAL REPURCHASE AGREEMENT
(Cost $16,100,000)			$16,100,000

TOTAL INVESTMENTS
(Cost $157,199,318)			$170,692,425

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
August 31, 2003

 GOLDMAN SACHS BALANCED FUND

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 29, 2003.

#	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2003.

α	TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally ± 2.5%) principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,362,079, which represents 1.42% of net assets as of August 31, 2003.

æ	Security currently in default.

•	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

°	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Statement of Assets and Liabilities
August 31, 2003

Assets:

Investment in securities, at value (identified cost $157,199,318)	$170,692,425
Cash(a)	10,999,519
Foreign currencies, at value (identified cost $43,132)	42,978
Receivables:
Investment securities sold	31,566,143
Fund shares sold	875,385
Dividends and interest, at value	665,755
Forward foreign currency exchange contracts, at value	77,960
Reimbursement from investment adviser	46,887
Variation margin	4,554

Total assets	214,971,606

Liabilities:

Payables:
Investment securities purchased	48,292,234
Amounts owed to affiliates	170,356
Forward foreign currency exchange contracts, at value	131,771
Fund shares repurchased	74,384
Accrued expenses and other liabilities	79,918

Total liabilities	48,748,663

Net Assets:

Paid in capital	175,051,743
Accumulated undistributed net investment income	620,489
Accumulated net realized loss on investments, futures and foreign currency related transactions	(23,226,298)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	13,777,009

NET ASSETS	$166,222,943

Net asset value, offering and redemption price per share:(b)
Class A	$17.21
Class B	$17.08
Class C	$17.07
Institutional	$17.24
Service	$17.25

Shares outstanding:
Class A	7,560,628
Class B	1,651,102
Class C	336,651
Institutional	124,727
Service	673

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	9,673,781

(a)	Includes restricted cash of $1,000,493 relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $18.21. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Operations
For the Year Ended August 31, 2003

Investment income:

Interest (including securities lending income of $411)	$3,702,783
Dividends(a)	1,400,548

Total income	5,103,331

Expenses:

Management fees	921,737
Distribution and Service fees(b)	571,719
Transfer Agent fees(c)	266,213
Custody and accounting fees	189,709
Printing fees	64,243
Registration fees	60,165
Professional fees	36,884
Trustee fees	10,826
Service share fees	58
Other	50,156

Total expenses	2,171,710

Less — expense reductions	(308,604)

Net expenses	1,863,106

NET INVESTMENT INCOME	3,240,225

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized loss from:
Investment transactions	(3,472,250)
Futures transactions	(2,766,986)
Foreign currency related transactions	(43,318)
Net change in unrealized gain (loss) on:
Investments	13,164,263
Futures	1,641,510
Translation of assets and liabilities denominated in foreign currencies	(53,385)

Net realized and unrealized gain on investment, futures and foreign currency transactions	8,469,834

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,710,059

(a)	Foreign taxes withheld on dividends were $690
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $274,964, $243,470 and $53,285, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $208,972, $46,259, $10,124, $853 and $5, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	August 31,	August 31,
	2003	2002
From operations:

Net investment income	$3,240,225	$3,516,334
Net realized loss from investment, futures and foreign currency related transactions	(6,282,554)	(9,084,467)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	14,752,388	(7,246,692)

Net increase in net assets resulting from operations	11,710,059	(12,814,825)

Distributions to shareholders:

From net investment income
Class A Shares	(2,803,139)	(3,020,266)
Class B Shares	(454,793)	(563,724)
Class C Shares	(99,004)	(135,198)
Institutional Shares	(63,843)	(73,911)
Service Shares	(279)	(253)

Total distributions to shareholders	(3,421,058)	(3,793,352)

From share transactions:

Proceeds from sales of shares	57,803,436	32,466,571
Reinvestment of dividends and distributions	3,256,785	3,607,017
Cost of shares repurchased	(35,081,783)	(34,683,600)

Net increase in net assets resulting from share transactions	25,978,438	1,389,988

TOTAL INCREASE (DECREASE)	34,267,439	(15,218,189)

Net assets:

Beginning of year	131,955,504	147,173,693

End of year	$166,222,943	$131,955,504

Accumulated undistributed net investment income	$620,489	$427,332

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements
August 31, 2003

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the Nasdaq system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investing in foreign securities may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income —

Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes and reclaims where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes —

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses —

Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations —

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F. Segregation Transactions —

The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Forward Sales Contracts —

The Fund may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.

H. Repurchase Agreements —

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Funds Management, L.P. (“GSFM”), a subsidiary of The Goldman Sachs Group, Inc., was renamed at the end of April 2003, Goldman Sachs Asset Management, L.P. (“GSAM”), and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. The fees payable under the Agreement, and the personnel who manage the Funds, did not change as a result of GSAM’s assumption of responsibilities. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.65% of the average daily net assets of the Fund.
     Goldman Sachs has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06%

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2003

3. AGREEMENTS (continued)
(rounded) of the average daily net assets of the Fund. For the year ended August 31, 2003, Goldman Sachs has agreed to reimburse approximately $307,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2003, custody fees were reduced by approximately $2,000.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2003, Goldman Sachs has advised the Fund that it retained approximately $173,200 and $200 for Class A and Class B shares, respectively, and did not retain any amounts from Class C Shares.
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net asset value of the Service Shares.
     As of August 31, 2003, the amounts owed to affiliates were approximately $89,000, $55,000 and $26,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of securities (excluding short-term investments and futures transactions) for the year ended August 31, 2003, were $288,507,513 and $259,789,025, respectively. Included in these amounts are the cost of purchases and proceeds of sales and maturities of U.S. Government and agency obligations in the amounts of $207,026,326 and $189,251,185, respectively. For the year ended August 31, 2003, Goldman Sachs earned approximately $21,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS BALANCED FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
     At August 31, 2003, the Fund had outstanding forward foreign exchange contracts both to purchase and to sell foreign currencies as follows:

			Unrealized
Open Forward Foreign	Value on
Currency Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Polish Zloty expiring 10/9/2003	$590,371	$596,679	$6,308	$—
South African Rand expiring 9/11/2003	1,552,851	1,617,182	64,331	—

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$2,143,222	$2,213,861	$70,639	$—

			Unrealized
Open Forward Foreign	Value on
Currency Sale Contracts	Settlement Date	Current Value	Gain	Loss

Euro expiring 9/29/2003	$252,057	$253,655	$—	$1,598
Polish Zloty expiring 10/9/2003	589,580	582,259	7,321	—
South African Rand expiring 9/11/2003	1,487,009	1,617,182	—	130,173

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$2,328,646	$2,453,096	$7,321	$131,771

     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2003, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2003

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
     At August 31, 2003, open futures contracts were as follows:

	Number of Contracts			Unrealized
Type	Long/(Short)	Settlement Month	Market Value	Gain/(Loss)

Euro Dollar	7	December 2003	$1,728,300	$(4,198)
Euro Dollar	17	June 2004	4,168,400	62,922
S&P 500 Index	8	September 2003	2,015,400	(9,815)
5 Year U.S. Treasury Note	51	December 2003	5,602,828	1,214
10 Year U.S. Treasury Note	12	September 2003	1,338,375	3,670
10 Year U.S. Treasury Note	16	December 2003	1,755,500	9,785
10 Year Interest Rate Swap	(11)	September 2003	(1,187,313)	117,046
10 Year Interest Rate Swap	(14)	December 2003	(1,493,625)	(2,859)
U.S. Treasury Bond	(14)	September 2003	(1,503,687)	159,946

			$12,424,178	$337,711

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended August 31, 2003 is reported parenthetically on the Statement of Operations. For the year ended August 31, 2003, BGA earned $72 in fees as securities lending agent. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Statutory Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. While there was lending activity during the year ended August 31, 2003, at August 31, 2003, the Fund had no outstanding loaned securities.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires the Fund to pay a fee based on the amount of the commitment which has not been utilized. During the year ended August 31, 2003, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS BALANCED FUND

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At August 31, 2003, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $16,100,000 in principal amount. At August 31, 2003, the following repurchase agreements held in this Joint Account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN AMRO, Inc.	$400,000,000	1.05%	09/02/2003	$400,046,667

Banc of America Securities LLC	800,000,000	1.08	09/02/2003	800,096,000

Barclays Capital PLC	600,000,000	1.05	09/02/2003	600,070,000

Bear Stearns Companies, Inc.	300,000,000	1.08	09/02/2003	300,036,000

Credit Suisse First Boston Corp.	700,000,000	1.05	09/02/2003	700,081,667

Deutsche Bank Securities, Inc.	1,000,000,000	1.07	09/02/2003	1,000,118,889

Greenwich Capital Markets	500,000,000	1.07	09/02/2003	500,059,444

J.P. Morgan Chase & Co., Inc.	500,000,000	1.08	09/02/2003	500,060,000

UBS LLC	859,700,000	1.05	09/02/2003	859,800,298

Westdeutsche Landesbank AG	500,000,000	1.13	09/02/2003	500,062,500

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$6,159,700,000			$6,160,431,465

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2003

8. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2003 were as follows:

	For the Year Ended August 31

	2002	2003

Distributions paid from:
Ordinary income	$3,793,352	$3,421,058

Total taxable distributions	$3,793,352	$3,421,058

As of August 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed (distribution in excess of) ordinary income — net	$626,271
Undistributed long-term capital gains	—

Total undistributed earnings	$626,271
Capital loss carryforward	(18,161,826)
Timing differences (post October losses)	(2,331,449)
Unrealized gains (losses) — net	11,038,204

Total accumulated earnings (losses) — net	$(8,828,800)
Capital loss carryforward years of expiration	2009-2011

At August 31, 2003, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

Tax Cost	$159,667,851

Gross unrealized gain	13,396,737
Gross unrealized loss	(2,324,163)

Net unrealized security gain (loss)	$11,072,574

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, net marked-to-market gains on futures and foreign currency contracts recognized for tax purposes and differing treatment of the amortization of market premium.

GOLDMAN SACHS BALANCED FUND

9. CERTAIN RECLASSIFICATIONS

In order to account for permanent book/tax differences, the Fund reclassified $373,990 from accumulated net realized loss on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of foreign currency, paydown losses, and market premiums.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2003

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended
	August 31, 2003

	Shares	Dollars

Class A Shares
Shares sold	2,974,362	$48,615,013
Reinvestments of dividends and distributions	168,444	2,717,626
Shares repurchased	(1,757,088)	(28,303,594)

	1,385,718	23,029,045

Class B Shares
Shares sold	460,059	7,587,029
Reinvestments of dividends and distributions	25,078	401,431
Shares repurchased	(310,793)	(5,003,674)

	174,344	2,984,786

Class C Shares
Shares sold	93,135	1,540,437
Reinvestments of dividends and distributions	5,173	82,530
Shares repurchased	(94,658)	(1,534,702)

	3,650	88,265

Institutional Shares
Shares sold	3,265	56,332
Reinvestments of dividends and distributions	3,411	54,918
Shares repurchased	(14,214)	(235,894)

	(7,538)	(124,644)

Service Shares
Shares sold	284	4,625
Reinvestments of dividends and distributions	17	280
Shares repurchased	(222)	(3,919)

	79	986

NET INCREASE	1,556,253	$25,978,438

GOLDMAN SACHS BALANCED FUND

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Year Ended
	August 31, 2002

	Shares	Dollars

Class A Shares
Shares sold	1,482,331	$25,917,406
Reinvestments of dividends and distributions	166,822	2,933,865
Shares repurchased	(1,435,373)	(25,227,898)

	213,780	3,623,373

Class B Shares
Shares sold	316,385	5,502,789
Reinvestments of dividends and distributions	28,498	497,711
Shares repurchased	(422,849)	(7,286,042)

	(77,966)	(1,285,542)

Class C Shares
Shares sold	52,789	923,470
Reinvestments of dividends and distributions	6,378	111,270
Shares repurchased	(117,141)	(2,028,569)

	(57,974)	(993,829)

Institutional Shares
Shares sold	5,850	105,011
Reinvestments of dividends and distributions	3,633	63,918
Shares repurchased	(6,656)	(117,876)

	2,827	51,053

Service Shares
Shares sold	1,006	17,895
Reinvestments of dividends and distributions	15	253
Shares repurchased	(1,282)	(23,215)

	(261)	(5,067)

NET INCREASE	80,406	$1,389,988

 GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations					Distributions to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
	of period	income		gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	$16.28	$0.40	(c)	$0.96		$1.36	$(0.43)	$—	$(0.43)
2003 - Class B Shares	16.16	0.28	(c)	0.95		1.23	(0.31)	—	(0.31)
2003 - Class C Shares	16.15	0.28	(c)	0.94		1.22	(0.30)	—	(0.30)
2003 - Institutional Shares	16.31	0.47	(c)	0.95		1.42	(0.49)	—	(0.49)
2003 - Service Shares	16.30	0.39	(c)	0.97		1.36	(0.41)	—	(0.41)

2002 - Class A Shares	18.34	0.47	(c)(e)	(2.03	)(e)	(1.56)	(0.50)	—	(0.50)
2002 - Class B Shares	18.21	0.33	(c)(e)	(2.01	)(e)	(1.68)	(0.37)	—	(0.37)
2002 - Class C Shares	18.19	0.33	(c)(e)	(2.00	)(e)	(1.67)	(0.37)	—	(0.37)
2002 - Institutional Shares	18.38	0.54	(c)(e)	(2.04	)(e)	(1.50)	(0.57)	—	(0.57)
2002 - Service Shares	18.35	0.44	(c)(e)	(2.02	)(e)	(1.58)	(0.47)	—	(0.47)

2001 - Class A Shares	21.42	0.54	(c)	(2.62)		(2.08)	(0.74)	(0.26)	(1.00)
2001 - Class B Shares	21.27	0.39	(c)	(2.60)		(2.21)	(0.59)	(0.26)	(0.85)
2001 - Class C Shares	21.25	0.39	(c)	(2.60)		(2.21)	(0.59)	(0.26)	(0.85)
2001 - Institutional Shares	21.46	0.62	(c)	(2.62)		(2.00)	(0.82)	(0.26)	(1.08)
2001 - Service Shares	21.41	0.55	(c)	(2.65)		(2.10)	(0.70)	(0.26)	(0.96)

2000 - Class A Shares	20.38	0.60	(c)	1.75		2.35	(0.50)	(0.81)	(1.31)
2000 - Class B Shares	20.26	0.45	(c)	1.73		2.18	(0.36)	(0.81)	(1.17)
2000 - Class C Shares	20.23	0.45	(c)	1.74		2.19	(0.36)	(0.81)	(1.17)
2000 - Institutional Shares	20.39	0.71	(c)	1.75		2.46	(0.58)	(0.81)	(1.39)
2000 - Service Shares	20.37	0.59	(c)	1.74		2.33	(0.48)	(0.81)	(1.29)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	20.48	0.32		(0.19)		0.13	(0.23)	—	(0.23)
1999 - Class B Shares	20.37	0.22		(0.18)		0.04	(0.15)	—	(0.15)
1999 - Class C Shares	20.34	0.23		(0.19)		0.04	(0.15)	—	(0.15)
1999 - Institutional Shares	20.48	0.53		(0.35)		0.18	(0.27)	—	(0.27)
1999 - Service Shares	20.47	1.22		(1.14)		0.08	(0.18)	—	(0.18)
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	20.29	0.58		0.20		0.78	(0.59)	—	(0.59)
1999 - Class B Shares	20.20	0.41		0.21		0.62	(0.45)	—	(0.45)
1999 - Class C Shares	20.17	0.41		0.21		0.62	(0.45)	—	(0.45)
1999 - Institutional Shares	20.29	0.64		0.20		0.84	(0.65)	—	(0.65)
1999 - Service Shares	20.28	0.53		0.21		0.74	(0.55)	—	(0.55)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $ 0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income		expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate(d)

$17.21	8.54%	$130,111	1.16%		2.43%		1.38%		2.21%		192%
17.08	7.73	28,204	1.91		1.69		2.13		1.47		192
17.07	7.72	5,746	1.91		1.69		2.13		1.47		192
17.24	8.95	2,150	0.76		2.85		0.98		2.63		192
17.25	8.53	12	1.26		2.36		1.48		2.14		192

16.28	(8.67)	100,541	1.16		2.61	(e)	1.38		2.39	(e)	169
16.16	(9.38)	23,871	1.91		1.86	(e)	2.13		1.64	(e)	169
16.15	(9.34)	5,377	1.91		1.86	(e)	2.13		1.64	(e)	169
16.31	(8.33)	2,157	0.76		3.01	(e)	0.98		2.79	(e)	169
16.30	(8.79)	10	1.26		2.49	(e)	1.48		2.27	(e)	169

18.34	(9.95)	109,350	1.15		2.78		1.34		2.59		187
18.21	(10.62)	28,316	1.90		2.03		2.09		1.84		187
18.19	(10.63)	7,113	1.90		2.03		2.09		1.84		187
18.38	(9.56)	2,379	0.75		3.18		0.94		2.99		187
18.35	(10.06)	16	1.25		2.84		1.44		2.65		187

21.42	12.00	135,632	1.12		2.94		1.29		2.77		154
21.27	11.17	33,759	1.87		2.19		2.04		2.02		154
21.25	11.23	8,658	1.87		2.19		2.04		2.02		154
21.46	12.59	2,509	0.72		3.46		0.89		3.29		154
21.41	11.89	17	1.22		2.86		1.39		2.69		154

20.38	0.62	169,395	1.10	(b)	2.58	(b)	1.32	(b)	2.36	(b)	90
20.26	0.20	40,515	1.85	(b)	1.83	(b)	2.07	(b)	1.61	(b)	90
20.23	0.18	11,284	1.85	(b)	1.84	(b)	2.07	(b)	1.62	(b)	90
20.39	0.86	2,361	0.70	(b)	2.96	(b)	0.92	(b)	2.74	(b)	90
20.37	0.39	15	1.20	(b)	2.46	(b)	1.42	(b)	2.24	(b)	90

20.48	3.94	192,453	1.04		2.90		1.45		2.49		175
20.37	3.15	43,926	1.80		2.16		2.02		1.94		175
20.34	3.14	14,286	1.80		2.17		2.02		1.95		175
20.48	4.25	8,010	0.73		3.22		0.95		3.00		175
20.47	3.80	490	1.23		2.77		1.45		2.55		175

 GOLDMAN SACHS BALANCED FUND

Report of Independent Auditors

To the Shareholders and Board of Trustees of

Goldman Sachs Trust — Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund (hereafter referred to as the “Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2003, the results of its operations and the changes in its net assets for each of the periods indicated and the financial highlights for each of the four years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Goldman Sachs Balanced Fund for the periods ended prior to August 31, 2000 was audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on the financial statements in their report dated October 8, 1999.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 22, 2003

Trustee and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Ashok N. Bakhru Age: 61	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994- March 1996 and November 1998- Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors-III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-Present).	62	None

			Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Patrick T. Harker Age: 44	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	62	None

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998- Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993- 1998); and Director, American School of Classical Studies in Athens (1997-Present).	62	None

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Wilma J. Smelcer Age: 54	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-Present).	62	None

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Richard P. Strubel Age: 64	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (1999-Present); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	62	Gildan Activewear Inc. a (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*Gary D. Black Age: 43	Trustee	Since 2002	Managing Director, Goldman Sachs (June 2001-Present); Executive Vice President, AllianceBernstein (investment adviser) (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (investment adviser) (January 1999-October 2000); and Senior Research Analyst Sanford Bernstein (investment adviser) (February 1992-December 1998).	62	None

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*James A. McNamara Age: 40	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).	62	None

			Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 53	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	62	None

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 42	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997- Present).	62	None

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

			President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

			Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2003, the Trust consisted of 56 portfolios, including the Fund described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age and Address	with the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 42	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 1997	Vice President, Goldman Sachs (July 1995-Present). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 43	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 40	Vice President & Trustee	Since 2001 Since 2002	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Balanced Fund-Tax Information (Unaudited)

For the year ended August 31, 2003, 34.55% of the dividends paid from net investment company taxable income by the Balanced Fund qualify for the dividends received deduction available to corporations.

The Balanced Fund designates 51.52% of the dividends it paid during 2003 from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $335.8 billion in assets under management as of June 30, 2003 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
DOMESTIC EQUITY
FIXED INCOME
MONEY MARKET
Higher Risk/Return
Lower Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
TRUSTEES Ashok N. Bakhru, Chairman Gary D. Black Patrick T. Harker James A. McNamara Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke
OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary
GOLDMAN, SACHS & CO. Distributor and Transfer Agent
GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our internet address: www.gs.com/funds
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Investors should read the Prospectus carefully before investing or sending money.
Holdings are as of August 31, 2003 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility. Goldman, Sachs & Co. is the distributor of the Fund.
Copyright 2003 Goldman, Sachs & Co.
All rights reserved.
Date of first use:October 30, 2003 / 03-1558
BALAR /10.6K / 10-03

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 10(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to annual reports for the year ended August 31, 2003.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.

(a)(1)	Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2003

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Financial Officer
Goldman Sachs Trust

Date:	November 5, 2003